UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             September 17, 2004

THE J. JILL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On September 17, 2004, the Board of Directors of The J. Jill Group, Inc. (the “Company”) adopted The J. Jill Group, Inc. 2004 Fall Season Special Bonus Plan (the “Special Bonus Plan”).  Under the Special Bonus Plan, if the Company’s Preliminary Earnings Per Share (as defined in the Special Bonus Plan) are greater than the Company’s Earnings Per Share Target (as defined in the Special Bonus Plan) for the period June 27, 2004 through December 25, 2004 (the “Performance Period”), the Company’s President and Chief Executive Officer and Executive Vice Presidents, subject to certain eligibility requirements set forth in the Special Bonus Plan, will receive special bonuses in an amount to be calculated in accordance with the terms of the Special Bonus Plan and dependent on the amount by which the Company’s Preliminary Earnings Per Share exceed the Company’s Earnings Per Share Target.  In the case of the President and Chief Executive Officer, the maximum special bonus is 100% of the President and Chief Executive Officer’s base salary for the Performance Period.   In the case of each Executive Vice President, the maximum special bonus is 50% of the Executive Vice President’s base salary for the Performance Period.   If the Company’s Preliminary Earnings Per Share are less than or equal to the Company’s Earnings Per Share Target for the Performance Period, no special bonuses will be paid under the Special Bonus Plan.  Special bonuses, if any, will be paid promptly following the close of the Performance Period.   A copy of the Special Bonus Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On September 17, 2004, the Board of Directors of the Company amended and restated the Company’s Deferred Compensation Plan and related Trust Agreement (as so amended and restated, the “Deferred Compensation Plan” and the “Trust Agreement”) to permit participants in the Deferred Compensation Plan to elect to receive a Short-Term Payout (as defined in the Deferred Compensation Plan) of vested discretionary Company contributions to the Deferred Compensation Plan.  Copies of the Deferred Compensation Plan and Trust Agreement are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 17, 2004, the Board of Directors of the Company elected James G. Held as a Class C Director of the Company.  His initial term will expire at the Company’s 2005 annual meeting of stockholders or special meeting in lieu thereof.  Mr. Held was also appointed to the Compensation Committee of the Board of Directors.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

10.1	2004 Fall Season Special Bonus Plan

10.2	Deferred Compensation Plan restated as of September 17, 2004

10.3	Trust Agreement for Deferred Compensation Plan restated as of September 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: September 22, 2004	By:	/s/ Olga L. Conley
Olga L. Conley
Executive Vice President /
Chief Financial Officer and Treasurer
(Principal Financial Officer)